Sub-Item 77O: Transactions Effected Pursuant To Rule 10f-3

Name of Fund:                  Investment Grade Credit Fund
Name of Underwriter or Dealer Purchased From:      Wachovia
Names of Underwriting Syndicate Members:      Bank of America Merrill Lynch;
US Bancorp; Wells Fargo Securities LLC; Goldman Sachs and Co.; Morgan Stanley and Co.; RBS Securities Corp.; Fifth Third Bank; Keybank NA; Union Bank NA; Williams Capital Group LP
Name of Issuer:                  Nordstrom Inc.
Title of Security:               JWN 4 10/15/21     10
Date of First Offering:               10/5/2011
Dollar Amount Purchased:            1,547,334
Number of Shares or Par Value of Bonds Purchased:   1,550,000
Price Per Unit:                  99.828
Resolution Approved:                 Approved at the February 16, 2012 Board
Meeting.*

Name of Fund:                  Core Plus Fixed Income Fund
Name of Underwriter or Dealer Purchased From:      Wachovia
Names of Underwriting Syndicate Members:      Bank of America Merrill Lynch;
US Bancorp; Wells Fargo Securities LLC; Goldman Sachs and Co; Morgan Stanley and Co.; RBS Securities Corp.; Fifth Third Bank; Keybank NA; Union Bank NA; Williams Capital Group LP
Name of Issuer:                  Nordstrom Inc.
Title of Security:   JWN 4 10/15/21           10
Date of First Offering:               10/5/2011
Dollar Amount Purchased:            324,441
Number of Shares or Par Value of Bonds Purchased:   325,000
Price Per Unit:                  99.828
Resolution Approved:                 Approved at the February 16, 2012 Board
Meeting.*

Name of Fund:   Investment Grade Credit Fund
Name of Underwriter or Dealer Purchased From:   Bank of America
Names of Underwriting Syndicate Members:   Barclays Capital Inc.; Merrill
Lynch Pierce Fenner and Smith; Morgan Stanley and Co.; US Bancorp Investments Inc.; Wells Fargo Securities LLC; BNP Paribas Securities Corp.; Goldman Sachs and Co.; Scotia Capital Inc.
Name of Issuer:   Mosaic Co.
Title of Security:   MOS3 3/4 11/15/21
Date of First Offering:   10/17/2011
Dollar Amount Purchased:   1,139,512
Number of Shares or Par Value of Bonds Purchased:   1,150,000
Price Per Unit:   99.088
Resolution Approved:     Approved at the February 16, 2012 Board Meeting.*

Name of Fund:   Investment Grade Credit Fund
Name of Underwriter or Dealer Purchased From:   Credit Suisse First Boston
Names of Underwriting Syndicate Members:   Credit Suisse Securities USA LLC;
Deutsche Bank Securities Inc.; Morgan Stanley and Co.; RBC Capital Markets; UBS Securities LLC; Barclays Capital Inc.; CastleOak Securities LP; Citigroup Global Markets Inc.; Goldman Sachs and Co.; JP Morgan Securities; Lebenthal and Co. Inc.; Merrill Lynch Pierce Fenner and Smith; Mitsubishi UFJ Securities USA Inc.; Mizuho Securities USA Inc.; Muriel Siebert and Co. Inc.; RBS Securities Inc.; Santander Investment Securities Inc.; Wells Fargo Securities LLC; Williams Capital Group LP
Name of Issuer:   Verizon Communications
Title of Security:   VZ 3 1/2 11/01/21
Date of First Offering:   10/27/2011
Dollar Amount Purchased:   5,059,608
Number of Shares or Par Value of Bonds Purchased:   5,100,000
Price Per Unit:   99.208
Resolution Approved:     Approved at the February 16, 2012 Board Meeting.*

Name of Fund:   Core Plus Fixed Income Fund
Name of Underwriter or Dealer Purchased From:   Credit Suisse First Boston
Names of Underwriting Syndicate Members:   Credit Suisse Securities USA LLC;
Deutsche Bank Securities Inc.; Morgan Stanley and Co.; RBC Capital Markets; UBS Securities LLC;
Barclays Capital Inc.; CastleOak Securities LP; Citigroup Global Markets Inc.; Goldman Sachs and Co.; JP Morgan Securities; Lebenthal and Co. Inc.; Merrill Lynch Pierce Fenner and Smith; Mitsubishi UFJ Securities USA Inc.; Mizuho Securities USA Inc.; Muriel Siebert and Co. Inc.; RBS Securities Inc.; Santander Investment Securities Inc.; Wells Fargo Securities LLC; Williams Capital Group LP
Name of Issuer:   Verizon Communications
Title of Security:   VZ 3 1/2 11/01/21
Date of First Offering:   10/27/2011
Dollar Amount Purchased:   496,040
Number of Shares or Par Value of Bonds Purchased:   500,000
Price Per Unit:   99.208
Resolution Approved:     Approved at the February 16, 2012 Board Meeting.*

Name of Fund:   High Yield Fund
Name of Underwriter or Dealer Purchased From:   JP Morgan Securities Inc.
Names of Underwriting Syndicate Members:   Bank of America Merrill Lynch;
Barclays Capital; Citigroup Global Markets Inc.; Deutsche Bank Securities Inc.; Goldman Sachs and Co.; JP Morgan Securities; Morgan Stanley and Co.; Natixis/New York NY; RBC Capital Markets; RBS Securities Inc.; Scotia Capital Inc.; SunTrust Robinson Humphrey Inc.; UBS Securities LLC; US Bancorp
Name of Issuer:   CSC Holdings LLC
Title of Security:   CVC6 3/4 11/15/21
Date of First Offering:   10/31/2011
Dollar Amount Purchased:   8,500,000
Number of Shares or Par Value of Bonds Purchased:   8,500,000
Price Per Unit:   100.000
Resolution Approved:     Approved at the February 16, 2012 Board Meeting.*

Name of Fund:   High Yield Fund
Name of Underwriter or Dealer Purchased From:   Bank of America
Names of Underwriting Syndicate Members:   Credit Suisse Securities USA LLC;
Goldman Sachs and Co.; JP Morgan Securities; Merrill Lynch Pierce Fenner and Smith; Wells Fargo Securities LLC
Name of Issuer:   Sally Holdings
Title of Security:   SBH6 7/8 11/19-17
Date of First Offering:   11/3/2011
Dollar Amount Purchased:   552,000
Number of Shares or Par Value of Bonds Purchased:   552,000
Price Per Unit:   100.000
Resolution Approved:     Approved at the February 16, 2012 Board Meeting.*

Name of Fund:   High Yield Fund
Name of Underwriter or Dealer Purchased From:   JP Morgan Securities Inc.
Names of Underwriting Syndicate Members:   Bank of America Merrill Lynch;
Barclays Capital; Citigroup Global Markets Inc.; Deutsche Bank Securities Inc.; Goldman Sachs and Co.; JP Morgan Securities; Scotia Capital Inc.; Wells Fargo and Co.; Williams Capital Group LP
Name of Issuer:   Sprint Nextel Corp.
Title of Security:   S 11 1/2 11/15/21
Date of First Offering:   11/4/2011
Dollar Amount Purchased:   20,000,000
Number of Shares or Par Value of Bonds Purchased:   20,000,000
Price Per Unit:   100.000
Resolution Approved:     Approved at the February 16, 2012 Board Meeting.*

Name of Fund:   High Yield Fund
Name of Underwriter or Dealer Purchased From:   JP Morgan Securities Inc.
Names of Underwriting Syndicate Members:   Bank of America Merrill Lynch;
Barclays Capital; Citigroup Global Markets Inc.; Deutsche Bank Securities Inc.; Goldman Sachs and Co.; JP Morgan Securities; Scotia Capital Inc.; Wells Fargo and Co.; Williams Capital Group LP
Name of Issuer:   Sprint Nextel Corp.
Title of Security:   S 9 11/15/18
Date of First Offering:   11/4/2011
Dollar Amount Purchased:   24,650,000
Number of Shares or Par Value of Bonds Purchased:   24,650,000
Price Per Unit:   100.000
Resolution Approved:     Approved at the February 16, 2012 Board Meeting.*

Name of Fund:   Strategic Income Fund
Name of Underwriter or Dealer Purchased From:   JP Morgan Securities Inc.
Names of Underwriting Syndicate Members:   Bank of America Merrill Lynch;
Barclays Capital; Citigroup Global Markets Inc.; Deutsche Bank Securities Inc.; Goldman Sachs and Co.; JP Morgan Securities; Scotia Capital Inc.; Wells Fargo and Co.; Williams Capital Group LP
Name of Issuer:   Sprint Nextel Corp.
Title of Security:   S 11 1/2 11/15/21
Date of First Offering:   11/4/2011
Dollar Amount Purchased:   2,750,000
Number of Shares or Par Value of Bonds Purchased:   2,750,000
Price Per Unit:   100.000
Resolution Approved:     Approved at the February 16, 2012 Board Meeting.*

Name of Fund:   Strategic Income Fund
Name of Underwriter or Dealer Purchased From:   JP Morgan Securities Inc.
Names of Underwriting Syndicate Members:   Bank of America Merrill Lynch;
Barclays Capital; Citigroup Global Markets Inc.; Deutsche Bank Securities Inc.; Goldman Sachs and Co.; JP Morgan Securities; Scotia Capital Inc.; Wells Fargo and Co.; Williams Capital Group LP
Name of Issuer:   Sprint Nextel Corp.
Title of Security:   S 9 11/15/18
Date of First Offering:   11/4/2011
Dollar Amount Purchased:   5,500,000
Number of Shares or Par Value of Bonds Purchased:   5,500,000
Price Per Unit:   100.000
Resolution Approved:     Approved at the February 16, 2012 Board Meeting.*

Name of Fund:   High Yield Fund
Name of Underwriter or Dealer Purchased From:   Bank of America
Names of Underwriting Syndicate Members:   Bank of America Merrill Lynch;
Barclays Capital; Citigroup Global Markets Inc.; Wells Fargo Securities LLC; CRT Capital Group LLC; Goldman Sachs and Co.; Morgan Stanley and Co.; Scotia Capital Inc.
Name of Issuer:   Tenet Healthcare Corp.
Title of Security:   THC6 1/4 11/01/18
Date of First Offering:   11/4/2011
Dollar Amount Purchased:   11,500,000
Number of Shares or Par Value of Bonds Purchased:   11,500,000
Price Per Unit:   100.000
Resolution Approved:     Approved at the February 16, 2012 Board Meeting.*

Name of Fund:   Strategic Income Fund
Name of Underwriter or Dealer Purchased From:   Bank of America
Names of Underwriting Syndicate Members:   Bank of America Merrill Lynch;
Barclays Capital; Citigroup Global Markets Inc.; Wells Fargo Securities LLC; CRT Capital Group LLC; Goldman Sachs and Co.; Morgan Stanley and Co.; Scotia Capital Inc.
Name of Issuer:   Tenet Healthcare Corp.
Title of Security:   THC6 1/4 11/01/18
Date of First Offering:   11/4/2011
Dollar Amount Purchased:   3,250,000
Number of Shares or Par Value of Bonds Purchased:   3,250,000
Price Per Unit:   100.000
Resolution Approved:     Approved at the February 16, 2012 Board Meeting.*

Name of Fund:   Investment Grade Credit Fund
Name of Underwriter or Dealer Purchased From:   Bank of America
Names of Underwriting Syndicate Members:   Citigroup Global Markets Inc.; JP
Morgan Securities; Merrill Lynch Pierce Fenner and Smith; Morgan Stanley and Co.; Barclays Capital Inc.; Credit Suisse Securities USA LLC; Deutsche Bank Securities Inc.; Goldman Sachs and Co.; Mitsubishi UFJ Securities USA Inc.; UBS Securities LLC; SMBC Nikko Capital Markets Ltd.
Name of Issuer:   Amgen Inc.
Title of Security:   AMGN 3 7/8 11/21
Date of First Offering:   11/7/2011
Dollar Amount Purchased:   2,517,930
Number of Shares or Par Value of Bonds Purchased:   2,525,000

Price Per Unit:   99.720
Resolution Approved:     Approved at the February 16, 2012 Board Meeting.*

Name of Fund:   Core Plus Fixed Income Fund
Name of Underwriter or Dealer Purchased From:   Bank of America
Names of Underwriting Syndicate Members:   Citigroup Global Markets Inc.; JP
Morgan Securities; Merrill Lynch Pierce Fenner and Smith; Morgan Stanley and Co.; Barclays Capital Inc.; Credit Suisse Securities USA LLC; Deutsche Bank Securities Inc.; Goldman Sachs and Co.; Mitsubishi UFJ Securities USA Inc.; UBS Securities LLC; SMBC Nikko Capital Markets Ltd.
Name of Issuer:   Amgen Inc.
Title of Security:   AMGN 3 7/8 11/21
Date of First Offering:   11/7/2011
Dollar Amount Purchased:   847,620
Number of Shares or Par Value of Bonds Purchased:   850,000
Price Per Unit:   99.720
Resolution Approved:     Approved at the February 16, 2012 Board Meeting.*

Name of Fund:   Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:   Bank of America
Names of Underwriting Syndicate Members:   Citigroup Global Markets Inc.; JP
Morgan Securities; Merrill Lynch Pierce Fenner and Smith; Morgan Stanley and Co.; Barclays Capital Inc.; Credit Suisse Securities USA LLC; Deutsche Bank Securities Inc.; Goldman Sachs and Co.; Mitsubishi UFJ Securities USA Inc.; UBS Securities LLC; SMBC Nikko Capital Markets Ltd.
Name of Issuer:   Amgen Inc.
Title of Security:   AMGN 3 7/8 11/21
Date of First Offering:   11/7/2011
Dollar Amount Purchased:   4,138,380
Number of Shares or Par Value of Bonds Purchased:   4,150,000
Price Per Unit:   99.720
Resolution Approved:     Approved at the February 16, 2012 Board Meeting.*

Name of Fund:   High Yield Fund
Name of Underwriter or Dealer Purchased From:   Credit Suisse First Boston
Names of Underwriting Syndicate Members:   Citigroup Global Markets Inc.;
Credit Suisse Securities USA LLC; JP Morgan Securities; Merrill Lynch Pierce Fenner and Smith; Wells Fargo Securities LLC; Credit Agricole Securities USA Inc.; Goldman Sachs and Co.; Morgan Stanley and Co.; RBC Capital Markets; Scotia Capital Inc.; SunTrust Robinson Humphrey Inc.
Name of Issuer:   Community Health Systems
Title of Security:   CYH 8 11/15/19
Date of First Offering:   11/14/2011
Dollar Amount Purchased:   31,500,000
Number of Shares or Par Value of Bonds Purchased:   31,500,000
Price Per Unit:   100.000
Resolution Approved:     Approved at the February 16, 2012 Board Meeting.*

Name of Fund:   High Yield Fund
Name of Underwriter or Dealer Purchased From:   JP Morgan Securities Inc.
Names of Underwriting Syndicate Members:   Goldman Sachs and Co.; JP Morgan
Securities; Merrill Lynch Pierce Fenner and Smith; Wells Fargo Securities LLC; BNY Mellon Capital Markets LLC; Deutsche Bank Securities Inc.; Scotia Capital Inc.; Banco Bilbao Vizcaya Argentaria; Credit Agricole Securities USA Inc.; Credit Suisse Securities USA LLC; Morgan Keegan and Co.; Morgan Stanley and Co.; PNC Capital Markets; RBC Capital Markets
Name of Issuer:   Host Hotels and Resorts LP
Title of Security:   HST 6 10/01/21
Date of First Offering:   11/14/2011
Dollar Amount Purchased:   6,300,000
Number of Shares or Par Value of Bonds Purchased:   6,300,000
Price Per Unit:   100.000
Resolution Approved:     Approved at the February 16, 2012 Board Meeting.*

Name of Fund:   High Yield Fund
Name of Underwriter or Dealer Purchased From:   Bank of America
Names of Underwriting Syndicate Members:   Bank of America Merrill Lynch;
Goldman Sachs and Co.; Wells Fargo Securities LLC; RBC Capital Markets; Comerica Securities
Name of Issuer:   Pioneer Drilling Company
Title of Security:   PDC9 7/8 03/18-16
Date of First Offering:   11/15/2011
Dollar Amount Purchased:   6,161,000
Number of Shares or Par Value of Bonds Purchased:   6,100,000
Price Per Unit:   101.000
Resolution Approved:     Approved at the February 16, 2012 Board Meeting.*

Name of Fund:   High Yield Municipal Fund
Name of Underwriter or Dealer Purchased From:   Citigroup
Names of Underwriting Syndicate Members:   Citigroup; Barclays; Wells Fargo;
Goldman Sachs and Co.
Name of Issuer:   Puerto Rico Sales Tax
Title of Security:   PRCGEN
Date of First Offering:   11/16/2011
Dollar Amount Purchased:   6,890,030
Number of Shares or Par Value of Bonds Purchased:   7,000,000
Price Per Unit:   101.509
Resolution Approved:     Approved at the February 16, 2012 Board Meeting.*

Name of Fund:   High Yield Municipal Fund
Name of Underwriter or Dealer Purchased From:   Barclays
Names of Underwriting Syndicate Members:   Barclays; Jefferies; Morgan
Keegan; Goldman Sachs and Co.
Name of Issuer:   New York City Water/Sewer
Title of Security:   NYCUTL
Date of First Offering:   11/16/2011
Dollar Amount Purchased:   10,457,800
Number of Shares or Par Value of Bonds Purchased:   10,000,000
Price Per Unit:   104.578
Resolution Approved:     Approved at the February 16, 2012 Board Meeting.*

Name of Fund:   High Yield Municipal Fund
Name of Underwriter or Dealer Purchased From:   Morgan Stanley
Names of Underwriting Syndicate Members:   Wells Fargo; JP Morgan Securities
Inc.; Goldman Sachs and Co.
Name of Issuer:   New Jersey Transportation Trust Fund
Title of Security:   NJSTRN
Date of First Offering:   11/16/2011
Dollar Amount Purchased:   6,945,610
Number of Shares or Par Value of Bonds Purchased:   7,000,000
Price Per Unit:   99.223
Resolution Approved:     Approved at the February 16, 2012 Board Meeting.*

Name of Fund:   Short Duration Tax-Free Fund
Name of Underwriter or Dealer Purchased From:   Morgan Stanley
Names of Underwriting Syndicate Members:   Wells Fargo; JP Morgan Securities
Inc.; Goldman Sachs and Co.
Name of Issuer:   New Jersey Transportation Trust Fund
Title of Security:   NJSTRN
Date of First Offering:   11/16/2011
Dollar Amount Purchased:   2,791,535
Number of Shares or Par Value of Bonds Purchased:   2,500,000
Price Per Unit:   111.323
Resolution Approved:     Approved at the February 16, 2012 Board Meeting.*

Name of Fund:   Short Duration Tax-Free Fund
Name of Underwriter or Dealer Purchased From:   Morgan Stanley
Names of Underwriting Syndicate Members:   Wells Fargo; JP Morgan Securities
Inc.; Goldman Sachs and Co.
Name of Issuer:   New Jersey Transportation Trust Fund
Title of Security:   NJSTRN
Date of First Offering:   11/16/2011
Dollar Amount Purchased:   2,791,535
Number of Shares or Par Value of Bonds Purchased:   2,500,000
Price Per Unit:   112.169
Resolution Approved:     Approved at the February 16, 2012 Board Meeting.*

Name of Fund:   Investment Grade Credit Fund
Name of Underwriter or Dealer Purchased From:   Barclays Capital Inc.
Names of Underwriting Syndicate Members:   Barclays Capital Inc.; Citigroup
Global Markets Inc.; Credit Suisse Securities USA LLC; JP Morgan Securities; Mitsubishi UFJ Securities USA Inc.; Wells Fargo Securities LLC; Credit Agricole Securities USA Inc.; DNB Nor Markets Inc.; Goldman Sachs and Co.; Standard Chartered Bank (US)
Name of Issuer:   Transocean Inc.
Title of Security:   RIG6 3/8 12/15/21
Date of First Offering:   11/30/2011
Dollar Amount Purchased:   1,524,177
Number of Shares or Par Value of Bonds Purchased:   1,525,000
Price Per Unit:   99.946
Resolution Approved:     Approved at the February 16, 2012 Board Meeting.*

Name of Fund:   Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:   Barclays Capital Inc.
Names of Underwriting Syndicate Members:   Barclays Capital Inc.; Citigroup
Global Markets Inc.; Credit Suisse Securities USA LLC; JP Morgan Securities; Mitsubishi UFJ Securities USA Inc.; Wells Fargo Securities LLC; Credit Agricole Securities USA Inc.; DNB Nor Markets Inc.; Goldman Sachs and Co.; Standard Chartered Bank (US)
Name of Issuer:   Transocean Inc.
Title of Security:   RIG6 3/8 12/15/21
Date of First Offering:   11/30/2011
Dollar Amount Purchased:   1,724,069
Number of Shares or Par Value of Bonds Purchased:   1,725,000

Price Per Unit:   99.946
Resolution Approved:     Approved at the February 16, 2012 Board Meeting.*

Name of Fund:   Core Plus Fixed Income Fund
Name of Underwriter or Dealer Purchased From:   Barclays Capital Inc.
Names of Underwriting Syndicate Members:   Barclays Capital Inc.; Citigroup
Global Markets Inc.; Credit Suisse Securities USA LLC; JP Morgan Securities; Mitsubishi UFJ Securities USA Inc.; Wells Fargo Securities LLC; Credit Agricole Securities USA Inc.; DNB Nor Markets Inc.; Goldman Sachs and Co.; Standard Chartered Bank (US)
Name of Issuer:   Transocean Inc.
Title of Security:   RIG6 3/8 12/15/21
Date of First Offering:   11/30/2011
Dollar Amount Purchased:   699,622
Number of Shares or Par Value of Bonds Purchased:   700,000

Price Per Unit:   99.946
Resolution Approved:     Approved at the February 16, 2012 Board Meeting.*

Name of Fund:   High Yield Fund
Name of Underwriter or Dealer Purchased From:   Barclays Capital Inc.
Names of Underwriting Syndicate Members:   Barclays Capital Inc.; Citigroup
Global Markets Inc.; Credit Suisse Securities USA LLC; JP Morgan Securities; Mitsubishi UFJ Securities USA Inc.; Wells Fargo Securities LLC; Credit Agricole Securities USA Inc.; DNB Nor Markets Inc.; Goldman Sachs and Co.; Standard Chartered Bank (US)
Name of Issuer:   Transocean Inc.
Title of Security:   RIG6 3/8 12/15/21

Date of First Offering:   11/30/2011
Dollar Amount Purchased:   5,796,868
Number of Shares or Par Value of Bonds Purchased:   5,800,000

Price Per Unit:   99.946
Resolution Approved:     Approved at the February 16, 2012 Board Meeting.*

Name of Fund:   High Yield Fund
Name of Underwriter or Dealer Purchased From:   Barclays Capital Inc.
Names of Underwriting Syndicate Members:   Barclays Capital Inc.; Citigroup
Global Markets Inc.; Credit Suisse Securities USA LLC; JP Morgan Securities; Mitsubishi UFJ Securities USA Inc.; Wells Fargo Securities LLC; Credit Agricole Securities USA Inc.; DNB Nor Markets Inc.; Goldman Sachs and Co.; Standard Chartered Bank (US)
Name of Issuer:   Transocean Inc.
Title of Security:   RIG5.05 12/15/16
Date of First Offering:   11/30/2011
Dollar Amount Purchased:   4,695,582
Number of Shares or Par Value of Bonds Purchased:   4,700,000

Price Per Unit:   99.906
Resolution Approved:     Approved at the February 16, 2012 Board Meeting.*

Name of Fund:   Strategic Income Fund
Name of Underwriter or Dealer Purchased From:   Barclays Capital Inc.
Names of Underwriting Syndicate Members:   Barclays Capital Inc.; Citigroup
Global Markets Inc.; Credit Suisse Securities USA LLC; JP Morgan Securities; Mitsubishi UFJ Securities USA Inc.; Wells Fargo Securities LLC; Credit Agricole Securities USA Inc.; DNB Nor Markets Inc.; Goldman Sachs and Co.; Standard Chartered Bank (US)
Name of Issuer:   Transocean Inc.
Title of Security:   RIG6 3/8 12/15/21
Date of First Offering:   11/30/2011
Dollar Amount Purchased:   6,571,450
Number of Shares or Par Value of Bonds Purchased:   6,575,000

Price Per Unit:   99.946
Resolution Approved:     Approved at the February 16, 2012 Board Meeting.*

Name of Fund:   Short Duration Tax-Free Fund
Name of Underwriter or Dealer Purchased From:   Ramirez
Names of Underwriting Syndicate Members:   Ramirez; Loop Capital; Barclays
Capital Inc.; Goldman Sachs and Co.
Name of Issuer:   New York Metropolitan Transportation Authority
Title of Security:   MTATRN
Date of First Offering:   12/1/2011
Dollar Amount Purchased:   1,847,784
Number of Shares or Par Value of Bonds Purchased:   1,725,000
Price Per Unit:   104.184
Resolution Approved:     Approved at the February 16, 2012 Board Meeting.*

Name of Fund:   Short Duration Tax-Free Fund
Name of Underwriter or Dealer Purchased From:   Ramirez
Names of Underwriting Syndicate Members:   Ramirez; Loop Capital; Barclays
Capital Inc.; Goldman Sachs and Co.
Name of Issuer:   New York Metropolitan Transportation Authority
Title of Security:   MTATRN
Date of First Offering:   12/1/2011
Dollar Amount Purchased:   1,847,784
Number of Shares or Par Value of Bonds Purchased:   1,725,000
Price Per Unit:   109.245
Resolution Approved:     Approved at the February 16, 2012 Board Meeting.*

Name of Fund:   Short Duration Tax-Free Fund
Name of Underwriter or Dealer Purchased From:   Siebert
Names of Underwriting Syndicate Members:   Siebert; Citi; Raymond James;
Goldman Sachs and Co.
Name of Issuer:   DeKalb County Water/Sewer
Title of Security:   DEKUTL
Date of First Offering:   12/6/2011
Dollar Amount Purchased:   1,930,848
Number of Shares or Par Value of Bonds Purchased:   1,700,000
Price Per Unit:   102.639
Resolution Approved:     Approved at the February 16, 2012 Board Meeting.*

Name of Fund:   Short Duration Tax-Free Fund
Name of Underwriter or Dealer Purchased From:   Siebert
Names of Underwriting Syndicate Members:   Siebert; Citi; Raymond James;
Goldman Sachs and Co.
Name of Issuer:   DeKalb County Water/Sewer
Title of Security:   DEKUTL
Date of First Offering:   12/6/2011
Dollar Amount Purchased:   1,930,848
Number of Shares or Par Value of Bonds Purchased:   1,700,000
Price Per Unit:   115.038
Resolution Approved:     Approved at the February 16, 2012 Board Meeting.*

Name of Fund:   Short Duration Tax-Free Fund
Name of Underwriter or Dealer Purchased From:   Wells Fargo
Names of Underwriting Syndicate Members:   Wells Fargo; JP Morgan Securities
Inc.; Goldman Sachs and Co.
Name of Issuer:   New Jersey Meridian Health
Title of Security:   NJSMED
Date of First Offering:   12/8/2011
Dollar Amount Purchased:   4,913,645
Number of Shares or Par Value of Bonds Purchased:   4,500,000
Price Per Unit:   107.898
Resolution Approved:     Approved at the February 16, 2012 Board Meeting.*

Name of Fund:   Short Duration Tax-Free Fund
Name of Underwriter or Dealer Purchased From:   Wells Fargo
Names of Underwriting Syndicate Members:   Wells Fargo; JP Morgan Securities
Inc.; Goldman Sachs and Co.
Name of Issuer:   New Jersey Meridian Health
Title of Security:   NJSMED
Date of First Offering:   12/8/2011
Dollar Amount Purchased:   4,913,645
Number of Shares or Par Value of Bonds Purchased:   4,500,000
Price Per Unit:   109.524
Resolution Approved:     Approved at the February 16, 2012 Board Meeting.*

Name of Fund:   Short Duration Tax-Free Fund
Name of Underwriter or Dealer Purchased From:   Wells Fargo
Names of Underwriting Syndicate Members:   Wells Fargo; JP Morgan Securities
Inc.; Goldman Sachs and Co.
Name of Issuer:   New Jersey Meridian Health
Title of Security:   NJSMED
Date of First Offering:   12/8/2011
Dollar Amount Purchased:   4,913,645
Number of Shares or Par Value of Bonds Purchased:   4,500,000
Price Per Unit:   111.000
Resolution Approved:     Approved at the February 16, 2012 Board Meeting.*

Name of Fund:   Short Duration Tax-Free Fund
Name of Underwriter or Dealer Purchased From:   Wells Fargo
Names of Underwriting Syndicate Members:   Wells Fargo; JP Morgan Securities
Inc.; Goldman Sachs and Co.
Name of Issuer:   New Jersey Meridian Health
Title of Security:   NJSMED
Date of First Offering:   12/8/2011
Dollar Amount Purchased:   4,913,645
Number of Shares or Par Value of Bonds Purchased:   4,500,000
Price Per Unit:   103.885
Resolution Approved:     Approved at the February 16, 2012 Board Meeting.*

Name of Fund:   Strategic Income Fund
Name of Underwriter or Dealer Purchased From:   JP Morgan Securities Inc.
Names of Underwriting Syndicate Members:   Credit Suisse Securities USA LLC;
JP Morgan Securities Inc.; UBS Securities LLC; Wells Fargo Securities LLC; BNP Paribas Securities Corp.; DNB Nor Markets Inc.; Merrill Lynch Pierce Fenner and Smith; Mitsubishi UFJ Securities USA Inc.; PNC Capital Markets; RBS Securities Inc.; SunTrust Robinson Humphrey Inc.; US Bancorp Investments Inc.
Name of Issuer:   Energy Transfer Partners
Title of Security:   ETP 5.2 02/22-21
Date of First Offering:   1/9/2012
Dollar Amount Purchased:   2,094,918
Number of Shares or Par Value of Bonds Purchased:   2,100,000

Price Per Unit:   99.758
Resolution Approved:     Expected to be approved at the June 14, 2012 Board
meeting.**

Name of Fund:   High Yield Fund
Name of Underwriter or Dealer Purchased From:   Credit Suisse First Boston
Names of Underwriting Syndicate Members:   Citigroup Global Markets Inc.;
Credit Suisse Securities USA LLC; Deutsche Bank Securities Inc.; JP Morgan Securities; Merrill Lynch Pierce Fenner and Smith; UBS Securities LLC; Barclays Capital Inc.; Credit Agricole Securities USA Inc.; Goldman Sachs and Co.; Morgan Joseph Triartisan LLC; Morgan Stanley and Co Inc.; RBC Capital Markets LLC; SunTrust Robinson Humphrey Inc.; US Bancorp Investments Inc.
Name of Issuer:   CCO Holdings LLC/CAP Corp.
Title of Security:   CHTR 6 5/8 22-20
Date of First Offering:   1/11/2012
Dollar Amount Purchased:   15,920,000
Number of Shares or Par Value of Bonds Purchased:   16,000,000
Price Per Unit:   99.500
Resolution Approved:     Expected to be approved at the June 14, 2012 Board
meeting.**

Name of Fund:   Emerging Markets Debt Fund
Name of Underwriter or Dealer Purchased From:   JP Morgan Securities Inc.
Names of Underwriting Syndicate Members:   Goldman Sachs and Co.; JP Morgan
Securities Inc.; Corficolombiana
Name of Issuer:   Grupo Aval Ltd.
Title of Security:   AVALCB 5 1/4 02/01/17 Corp
Date of First Offering:   1/25/2012
Dollar Amount Purchased:   1,412,304
Number of Shares or Par Value of Bonds Purchased:   1,420,000
Price Per Unit:   99.458
Resolution Approved:     Expected to be approved at the June 14, 2012 Board
meeting.**

Name of Fund:   High Yield Fund
Name of Underwriter or Dealer Purchased From:   JP Morgan Securities Inc.
Names of Underwriting Syndicate Members:   Barclays Capital Inc.; Citigroup
Global Markets Inc.; Credit Suisse; Deutsche Bank Securities Inc.; Goldman Sachs and Co.; JP Morgan Securities Inc.; Morgan Stanley and Co.; Natixis
Name of Issuer:   ServiceMaster Company
Title of Security:   SVMSTR8 02/20-18
Date of First Offering:   2/2/2012
Dollar Amount Purchased:   3,600,000
Number of Shares or Par Value of Bonds Purchased:   3,600,000
Price Per Unit:   100.000
Resolution Approved:     Expected to be approved at the June 14, 2012 Board
meeting.**

Name of Fund:   High Yield Fund
Name of Underwriter or Dealer Purchased From:   JP Morgan Securities Inc.
Names of Underwriting Syndicate Members:   Barclays Capital Inc.; Goldman
Sachs and Co.; JP Morgan Securities Inc.; Merrill Lynch Pierce Fenner and Smith; Credit Agricole Securities USA Inc.; Credit Suisse Securities USA LLC; Deutsche Bank Securities Inc.; Morgan Stanley and Co.; UBS Securities LLC
Name of Issuer:   CIT Group Inc.
Title of Security:   CIT 5 1/2 02/15/19
Date of First Offering:   2/2/2012
Dollar Amount Purchased:   30,700,000
Number of Shares or Par Value of Bonds Purchased:   30,700,000
Price Per Unit:   100.000
Resolution Approved:     Expected to be approved at the June 14, 2012 Board
meeting.**

Name of Fund:   High Yield Fund
Name of Underwriter or Dealer Purchased From:   JP Morgan Securities Inc.
Names of Underwriting Syndicate Members:   Barclays Capital Inc.; Goldman
Sachs and Co.; JP Morgan Securities Inc.; Merrill Lynch Pierce Fenner and Smith; Credit Agricole Securities USA Inc.; Credit Suisse Securities USA LLC; Deutsche Bank Securities Inc.; Morgan Stanley and Co.; UBS Securities LLC
Name of Issuer:   CIT Group Inc.
Title of Security:   CIT 4 3/4 02/15/15
Date of First Offering:   2/2/2012
Dollar Amount Purchased:   6,050,000
Number of Shares or Par Value of Bonds Purchased:   6,050,000
Price Per Unit:   100.000
Resolution Approved:   Expected to be approved at the June 14, 2012 Board
meeting.**

Name of Fund:   High Yield Fund
Name of Underwriter or Dealer Purchased From:   Bank of America
Names of Underwriting Syndicate Members:   Barclays Capital Inc.; Citigroup
Global Markets Inc.; Credit Suisse Securities USA LLC; Deutsche Bank Securities Inc.; Goldman Sachs and Co.; JP Morgan Securities Inc.; Merrill Lynch Pierce Fenner and Smith; Morgan Stanley and Co.; Wells Fargo Securities LLC; Credit Agricole Securities USA Inc.; RBC Capital Markets LLC; SunTrust Robinson Humphrey Inc.
Name of Issuer:   HCA Inc.
Title of Security:   HCA5 7/8 03/15/22
Date of First Offering:   2/7/2012
Dollar Amount Purchased:   7,750,000
Number of Shares or Par Value of Bonds Purchased:   7,750,000
Price Per Unit:   100.000
Resolution Approved:     Expected to be approved at the June 14, 2012 Board
meeting.**

Name of Fund:   Enhanced Income Fund
Name of Underwriter or Dealer Purchased From:   Wachovia
Names of Underwriting Syndicate Members:   Wells Fargo Securities LLC; Banco
Santander (US); Barclays Bank PLC; BBandT Corp.; Credit Suisse; Deutsche Bank Securities Inc.; Goldman Sachs and Co.; HSBC Bank PLC; JP Morgan Securities Inc.; Lebenthal and Co. Inc.; Lloyds Bank PLC/United States; Loop Capital Markets LLC; Morgan Stanley and Co.; Natixis Securities North America I; NBC Financial; Ramirez and Co. Inc.; RBC Capital Markets; Scotia Capital Inc.; Siebert Capital Markets; TD Bank NA; UBS Securities LLC
Name of Issuer:   Wells Fargo and Company
Title of Security:   WFC1 1/4 02/13/15
Date of First Offering:   2/8/2012
Dollar Amount Purchased:   2,692,332
Number of Shares or Par Value of Bonds Purchased:   2,700,000

Price Per Unit:   99.716
Resolution Approved:   Expected to be approved at the June 14, 2012 Board
meeting.**

Name of Fund:   Municipal Income Fund
Name of Underwriter or Dealer Purchased From:   Citi
Names of Underwriting Syndicate Members:   Citi; Bank of America Merrill
Lynch; JPMorgan Securities Inc.; Goldman Sachs and Co.
Name of Issuer:   State of Oregon
Title of Security:   ORS
Date of First Offering:   2/9/2012
Dollar Amount Purchased:   2,579,808
Number of Shares or Par Value of Bonds Purchased:   2,100,000
Price Per Unit:   122.848
Resolution Approved:   Expected to be approved at the June 14, 2012 Board
meeting.**

Name of Fund:   Short Duration Tax-Free Fund
Name of Underwriter or Dealer Purchased From:   Citi
Names of Underwriting Syndicate Members:   Citi; Bank of America Merrill
Lynch; JP Morgan Securities Inc.; Goldman Sachs and Co.
Name of Issuer:   State of Oregon
Title of Security:   ORS
Date of First Offering:   2/9/2012
Dollar Amount Purchased:   2,562,721
Number of Shares or Par Value of Bonds Purchased:   2,295,000
Price Per Unit:   111.804
Resolution Approved:   Expected to be approved at the June 14, 2012 Board
meeting.**

Name of Fund:   Short Duration Tax-Free Fund
Name of Underwriter or Dealer Purchased From:   Citi
Names of Underwriting Syndicate Members:   Citi; Bank of America Merrill
Lynch; JP Morgan Securities Inc.; Goldman Sachs and Co.
Name of Issuer:   State of Oregon
Title of Security:   ORS
Date of First Offering:   2/9/2012
Dollar Amount Purchased:   2,562,721
Number of Shares or Par Value of Bonds Purchased:   2,295,000
Price Per Unit:   111.520
Resolution Approved:   Expected to be approved at the June 14, 2012 Board
meeting.**

Name of Fund:   Short Duration Tax-Free Fund
Name of Underwriter or Dealer Purchased From:   Bank of America Merrill Lynch
Names of Underwriting Syndicate Members:   Bank of America Merrill Lynch;
Citi; Goldman Sachs and Co.; JP Morgan Securities Inc.
Name of Issuer:   Puerto Rico Water/Sewer
Title of Security:   PRCUTL
Date of First Offering:   2/15/2012
Dollar Amount Purchased:   24,243,491
Number of Shares or Par Value of Bonds Purchased:   21,880,000
Price Per Unit:   111.150
Resolution Approved:   Expected to be approved at the June 14, 2012 Board
meeting.**

Name of Fund:   Short Duration Tax-Free Fund
Name of Underwriter or Dealer Purchased From:   Bank of America Merrill Lynch
Names of Underwriting Syndicate Members:   Bank of America Merrill Lynch;
Citi; Goldman Sachs and Co.; JP Morgan Securities Inc.
Name of Issuer:   Puerto Rico Water/Sewer
Title of Security:   PRCUTL
Date of First Offering:   2/15/2012
Dollar Amount Purchased:   24,243,491
Number of Shares or Par Value of Bonds Purchased:   21,880,000
Price Per Unit:   110.105
Resolution Approved:   Expected to be approved at the June 14, 2012 Board
meeting.**

Name of Fund:   High Yield Municipal Fund
Name of Underwriter or Dealer Purchased From:   Bank of America Merrill Lynch
Names of Underwriting Syndicate Members:   Bank of America Merrill Lynch;
Citi; Goldman Sachs and Co.; JP Morgan Securities Inc.
Name of Issuer:   Puerto Rico Water/Sewer
Title of Security:   PRCUTL
Date of First Offering:   2/15/2012
Dollar Amount Purchased:   4,873,600
Number of Shares or Par Value of Bonds Purchased:   5,000,000
Price Per Unit:   97.474
Resolution Approved:   Expected to be approved at the June 14, 2012 Board
meeting.**

Name of Fund:   High Yield Fund
Name of Underwriter or Dealer Purchased From:   Deutsche Bank
Names of Underwriting Syndicate Members:   BNP Paribas Securities Corp.;
Citigroup Global Markets Inc.; Credit Agricole Securities USA Inc.; Deutsche Bank Securities Inc.; Goldman Sachs and Co.; Wells Fargo Securities LLC
Name of Issuer:   Goodyear Tire and Rubber
Title of Security:   GT 7 05/15/22
Date of First Offering:   2/23/2012
Dollar Amount Purchased:   4,850,000
Number of Shares or Par Value of Bonds Purchased:   4,850,000

Price Per Unit:   100.000
Resolution Approved:   Expected to be approved at the June 14, 2012 Board
meeting.**

Name of Fund:   Strategic Income Fund
Name of Underwriter or Dealer Purchased From:   Deutsche Bank
Names of Underwriting Syndicate Members:   BNP Paribas Securities Corp.;
Citigroup Global Markets Inc.; Credit Agricole Securities USA Inc.; Deutsche Bank Securities Inc.; Goldman Sachs and Co.; Wells Fargo Securities LLC
Name of Issuer:   Goodyear Tire and Rubber
Title of Security:   GT 7 05/15/22
Date of First Offering:   2/23/2012
Dollar Amount Purchased:   2,100,000
Number of Shares or Par Value of Bonds Purchased:   2,100,000
Price Per Unit:   100.000
Resolution Approved:     Expected to be approved at the June 14, 2012 Board
meeting.**

Name of Fund:   High Yield Floating Rate Fund
Name of Underwriter or Dealer Purchased From:   Deutsche Bank
Names of Underwriting Syndicate Members:   BNP Paribas Securities Corp.;
Citigroup Global Markets Inc.; Credit Agricole Securities USA Inc.; Deutsche Bank Securities Inc.; Goldman Sachs and Co.; Wells Fargo Securities LLC
Name of Issuer:   Goodyear Tire and Rubber
Title of Security:   GT 7 05/15/22
Date of First Offering:   2/23/2012
Dollar Amount Purchased:   750,000
Number of Shares or Par Value of Bonds Purchased:   750,000
Price Per Unit:   100.000
Resolution Approved:     Expected to be approved at the June 14, 2012 Board
meeting.**

Name of Fund:   High Yield Fund
Name of Underwriter or Dealer Purchased From:   Bank of America
Names of Underwriting Syndicate Members:   Barclays Capital Inc.; Deutsche
Bank Securities Inc.; Goldman Sachs and Co.; JP Morgan Securities Inc.; Merrill Lynch Pierce Fenner and Smith; ANZ Securities; BNP Paribas Securities Corp.; KeyBanc Capital Markets; PNC Capital Markets; Rabo Securities USA Inc.; RBS Securities Inc.; SMBC Nikko Capital Markets Ltd.; UniCredit Capital Markets Inc.; US Bancorp Investments Inc.; Wells Fargo Securities LLC
Name of Issuer:   Ball Corp.
Title of Security:   BLL 5 03/15/22
Date of First Offering:   2/24/2012
Dollar Amount Purchased:   5,000,000
Number of Shares or Par Value of Bonds Purchased:   5,000,000
Price Per Unit:   100.000
Resolution Approved:     Expected to be approved at the June 14, 2012 Board
meeting.**

Name of Fund:   High Yield Fund
Name of Underwriter or Dealer Purchased From:   Bank of America
Names of Underwriting Syndicate Members:   Barclays Capital Inc.; Citigroup
Global Markets Inc.; Deutsche Bank Securities Inc.; Goldman Sachs and Co.; JP Morgan; Merrill Lynch Pierce Fenner and Smith; Williams Capital Group LP; Scotia Capital Inc.; Wells Fargo and Co.
Name of Issuer:   Sprint Nextel Corp.
Title of Security:   S 7 03/01/20
Date of First Offering:   2/27/2012
Dollar Amount Purchased:   8,500,000
Number of Shares or Par Value of Bonds Purchased:   8,500,000
Price Per Unit:   100.000
Resolution Approved:     Expected to be approved at the June 14, 2012 Board
meeting.**

Name of Fund:   High Yield Floating Rate Fund
Name of Underwriter or Dealer Purchased From:   Bank of America
Names of Underwriting Syndicate Members:   Barclays Capital Inc.; Citigroup
Global Markets Inc.; Deutsche Bank Securities Inc.; Goldman Sachs and Co.; JP Morgan Securities Inc.; Merrill Lynch Pierce Fenner and Smith; Williams Capital Group LP; Scotia Capital Inc.; Wells Fargo and Co.
Name of Issuer:   Sprint Nextel Corp.
Title of Security:   S 7 03/01/20
Date of First Offering:   2/27/2012
Dollar Amount Purchased:   1,200,000
Number of Shares or Par Value of Bonds Purchased:   1,200,000
Price Per Unit:   100.000
Resolution Approved:     Expected to be approved at the June 14, 2012 Board
meeting.**

Name of Fund:   High Yield Fund
Name of Underwriter or Dealer Purchased From:   Bank of America
Names of Underwriting Syndicate Members:   BNP Paribas Securities Corp.;
Credit Agricole Corp and Inv Bank; Deutsche Bank Securities Inc.; Goldman Sachs and Co.; HSBC Securities; JP Morgan Securities Inc.; Lloyds Securities Inc.
Name of Issuer:   Virgin Media Finance, Plc.
Title of Security:   VMED 5 1/4 02/22
Date of First Offering:   2/28/2012
Dollar Amount Purchased:   4,200,000
Number of Shares or Par Value of Bonds Purchased:   4,200,000
Price Per Unit:   100.000
Resolution Approved:     Expected to be approved at the June 14, 2012 Board
meeting.**

Name of Fund:   High Yield Municipal Fund
Name of Underwriter or Dealer Purchased From:   Citigroup
Names of Underwriting Syndicate Members:   Citigroup; Goldman Sachs and Co.;
JP Morgan Securities Inc.
Name of Issuer:   San Diego USD
Title of Security:   SDGSCD
Date of First Offering:   3/1/2012
Dollar Amount Purchased:   5,169,510
Number of Shares or Par Value of Bonds Purchased:   13,000,000
Price Per Unit:   40.299
Resolution Approved:     Expected to be approved at the June 14, 2012 Board
meeting.**

Name of Fund:   High Yield Municipal Fund
Name of Underwriter or Dealer Purchased From:   Citigroup
Names of Underwriting Syndicate Members:   Citigroup; Goldman Sachs and Co.;
JP Morgan Securities Inc.
Name of Issuer:   San Diego USD
Title of Security:   SDGSCD
Date of First Offering:   3/1/2012
Dollar Amount Purchased:   5,169,510
Number of Shares or Par Value of Bonds Purchased:   13,000,000
Price Per Unit:   37.987
Resolution Approved:     Expected to be approved at the June 14, 2012 Board
meeting.**

Name of Fund:   Investment Grade Credit Fund
Name of Underwriter or Dealer Purchased From:   Bank of America
Names of Underwriting Syndicate Members:   Bank of America Merrill Lynch;
Deutsche Bank Securities Inc.; Goldman Sachs and Co.; Morgan Stanley and Co.; RBS Securities Corp.
Name of Issuer:   DirecTV Holdings
Title of Security:   DTV 3.8 03/15/22
Date of First Offering:   3/5/2012
Dollar Amount Purchased:   4,373,163
Number of Shares or Par Value of Bonds Purchased:   4,375,000

Price Per Unit:   99.958
Resolution Approved:     Expected to be approved at the June 14, 2012 Board
meeting.**

Name of Fund:   Municipal Income Fund
Name of Underwriter or Dealer Purchased From:   Barclays Capital Inc.
Names of Underwriting Syndicate Members:   Barclays Capital Inc.; Goldman
Sachs and Co.; JP Morgan Securities Inc.
Name of Issuer:   Puerto Rico GO
Title of Security:   PRC
Date of First Offering:   3/7/2012
Dollar Amount Purchased:   4,763,600
Number of Shares or Par Value of Bonds Purchased:   5,000,000
Price Per Unit:   95.272
Resolution Approved:     Expected to be approved at the June 14, 2012 Board
meeting.**

Name of Fund:   High Yield Municipal Fund
Name of Underwriter or Dealer Purchased From:   Barclays Capital Inc.
Names of Underwriting Syndicate Members:   Barclays Capital Inc.; Goldman
Sachs and Co.; JP Morgan Securities Inc.
Name of Issuer:   Puerto Rico GO
Title of Security:   PRC
Date of First Offering:   3/7/2012
Dollar Amount Purchased:   28,581,600
Number of Shares or Par Value of Bonds Purchased:   30,000,000
Price Per Unit:   95.272
Resolution Approved:     Expected to be approved at the June 14, 2012 Board
meeting.**

Name of Fund:   High Yield Fund
Name of Underwriter or Dealer Purchased From:   Credit Suisse First Boston
Names of Underwriting Syndicate Members:   Bank of America Merrill Lynch;
Citigroup Global Markets Inc.; Credit Agricole Indosuez (UK); Credit Suisse; JP Morgan Securities Inc.; Morgan Stanley and Co.; RBC Dominion Securities
Name of Issuer:   Community Health Systems
Title of Security:   CYH8 11/15/19-17
Date of First Offering:   3/7/2012
Dollar Amount Purchased:   16,605,000
Number of Shares or Par Value of Bonds Purchased:   16,200,000
Price Per Unit:   102.500
Resolution Approved:     Expected to be approved at the June 14, 2012 Board
meeting.**

Name of Fund:   High Yield Fund
Name of Underwriter or Dealer Purchased From:   Credit Suisse First Boston
Names of Underwriting Syndicate Members:   Barclays Capital Inc.; Citigroup
Global Markets Inc.; Credit Suisse Securities USA LLC; Goldman Sachs and Co.
Name of Issuer:   Verso Paper Holdings LLC
Title of Security:   VRS 11 3/4 19-18
Date of First Offering:   3/8/2012
Dollar Amount Purchased:   3,510,808
Number of Shares or Par Value of Bonds Purchased:   3,550,000

Price Per Unit:   98.896
Resolution Approved:     Expected to be approved at the June 14, 2012 Board
meeting.**

Name of Fund:   High Yield Municipal Fund
Name of Underwriter or Dealer Purchased From:   JP Morgan Securities Inc.
Names of Underwriting Syndicate Members:   Goldman Sachs and Co.; JP Morgan
Securities Inc.
Name of Issuer:   PA EDFA (Amtrak)
Title of Security:   PASDEV
Date of First Offering:   3/9/2012
Dollar Amount Purchased:   2,824,993
Number of Shares or Par Value of Bonds Purchased:   2,750,000
Price Per Unit:   102.727
Resolution Approved:     Expected to be approved at the June 14, 2012 Board
meeting.**

Name of Fund:   High Yield Fund
Name of Underwriter or Dealer Purchased From:   JP Morgan Securities Inc.
Names of Underwriting Syndicate Members:   Barclays Capital Inc.; Credit
Suisse; JP Morgan Securities Inc.; Morgan Stanley and Co.; Citigroup Global Markets Inc.; Goldman Sachs and Co.; UBS Investment Bank/US
Name of Issuer:   Neuberger Berman Group
Title of Security:   NEUBER5 7/8 22-20
Date of First Offering:   3/12/2012
Dollar Amount Purchased:   6,950,000
Number of Shares or Par Value of Bonds Purchased:   6,950,000

Price Per Unit:   100.000
Resolution Approved:     Expected to be approved at the June 14, 2012 Board
meeting.**

Name of Fund:   Investment Grade Credit Fund
Name of Underwriter or Dealer Purchased From:   Mizuho Corp. Bank Ltd.
Names of Underwriting Syndicate Members:   Bank of America Merrill Lynch;
Deutsche Bank Securities Inc.; Goldman Sachs and Co.; JP Morgan Securities Inc.; Mizuho Securities USA Inc.; Barclays Bank PLC; BNP Paribas; Citigroup Global Markets Ltd.; Credit Suisse; HSBC Bank PLC; KKR Financial Holdings LLC; UBS Securities LLC
Name of Issuer:   Mizuho Corp. Bank Ltd.
Title of Security:   MIZUHO2.55 03/17
Date of First Offering:   3/13/2012
Dollar Amount Purchased:   2,520,884
Number of Shares or Par Value of Bonds Purchased:   2,525,000

Price Per Unit:   99.837
Resolution Approved:     Expected to be approved at the June 14, 2012 Board
meeting.**

Name of Fund:   Enhanced Income Fund
Name of Underwriter or Dealer Purchased From:   Mizuho Corp. Bank Ltd.
Names of Underwriting Syndicate Members:   Bank of America Merrill Lynch;
Deutsche Bank Securities Inc.; Goldman Sachs and Co.; JP Morgan Securities Inc.; Mizuho Securities USA Inc.; Barclays Bank PLC; BNP Paribas; Citigroup Global Markets Ltd.; Credit Suisse; HSBC Bank PLC; KKR Financial Holdings LLC; UBS Securities LLC
Name of Issuer:   Mizuho Corp. Bank Ltd.
Title of Security:   MIZUHO2.55 03/17
Date of First Offering:   3/13/2012
Dollar Amount Purchased:   1,472,596
Number of Shares or Par Value of Bonds Purchased:   1,475,000

Price Per Unit:   99.837
Resolution Approved:     Expected to be approved at the June 14, 2012 Board
meeting.**

Name of Fund:   High Yield Fund
Name of Underwriter or Dealer Purchased From:   Bank of America
Names of Underwriting Syndicate Members:   Goldman Sachs and Co.; Bank of
America Merrill Lynch; Deutsche Bank Securities Inc.; Goldman Sachs and Co.; JP Morgan Securities Inc.; BNY Mellon Capital Markets LLC; Credit Agricole Securities USA Inc.; Scotia Capital Inc.
Name of Issuer:   Host Hotels and Resorts
Title of Security:   HST5 1/4 03/15/22
Date of First Offering:   3/14/2012
Dollar Amount Purchased:   4,000,000
Number of Shares or Par Value of Bonds Purchased:   4,000,000
Price Per Unit:   100.000
Resolution Approved:     Expected to be approved at the June 14, 2012 Board
meeting.**

Name of Fund:   Strategic Income Fund
Name of Underwriter or Dealer Purchased From:   Bank of America
Names of Underwriting Syndicate Members:   Goldman Sachs and Co.; Bank of
America Merrill Lynch; Deutsche Bank Securities Inc.; Goldman Sachs and Co.; JP Morgan Securities Inc.; BNY Mellon Capital Markets LLC; Credit Agricole Securities USA Inc.; Scotia Capital Inc.
Name of Issuer:   Host Hotels and Resorts
Title of Security:   HST5 1/4 03/15/22
Date of First Offering:   3/14/2012
Dollar Amount Purchased:   4,300,000
Number of Shares or Par Value of Bonds Purchased:   4,300,000
Price Per Unit:   100.000
Resolution Approved:     Expected to be approved at the June 14, 2012 Board
meeting.**

Name of Fund:   High Yield Fund
Name of Underwriter or Dealer Purchased From:   Bank of America
Names of Underwriting Syndicate Members:   Macquarie Capital USA Inc.;
Merrill Lynch Pierce Fenner and Smith; Morgan Stanley and Co.; Credit Suisse Securities USA LLC; Goldman Sachs and Co.
Name of Issuer:   Kraton Polymers LLC
Title of Security:   KRA6 3/4 03/19-17
Date of First Offering:   3/15/2012
Dollar Amount Purchased:   2,152,500
Number of Shares or Par Value of Bonds Purchased:   2,050,000

Price Per Unit:   105.000
Resolution Approved:     Expected to be approved at the June 14, 2012 Board
meeting.**

Name of Fund:   High Yield Fund
Name of Underwriter or Dealer Purchased From:   Credit Suisse First Boston
Names of Underwriting Syndicate Members:   Credit Suisse Securities USA LLC;
Goldman Sachs and Co.; RBS Securities Inc.; UBS Securities LLC; Commerz Markets LLC; Barclays Capital Inc.; Credit Agricole Securities USA Inc.
Name of Issuer:   Terex Corp.
Title of Security:   TEX6 1/2 04/20-18
Date of First Offering:   3/22/2012
Dollar Amount Purchased:   3,400,000
Number of Shares or Par Value of Bonds Purchased:   3,400,000
Price Per Unit:   100.000
Resolution Approved:     Expected to be approved at the June 14, 2012 Board
meeting.**

Name of Fund:   High Yield Floating Rate Fund
Name of Underwriter or Dealer Purchased From:   Credit Suisse First Boston
Names of Underwriting Syndicate Members:   Credit Suisse Securities USA LLC;
Goldman Sachs and Co.; RBS Securities Inc.; UBS Securities LLC; Commerz Markets LLC; Barclays Capital Inc.; Credit Agricole Securities USA Inc.
Name of Issuer:   Terex Corp.
Title of Security:   TEX6 1/2 04/20-18
Date of First Offering:   3/22/2012
Dollar Amount Purchased:   250,000
Number of Shares or Par Value of Bonds Purchased:   250,000
Price Per Unit:   100.000
Resolution Approved:     Expected to be approved at the June 14, 2012 Board
meeting.**

Name of Fund:   High Yield Fund
Name of Underwriter or Dealer Purchased From:   Deutsche Bank
Names of Underwriting Syndicate Members:   Credit Suisse Securities USA LLC;
Deutsche Bank Securities Inc.; Goldman Sachs and Co.; UBS Securities LLC; Capital One Southcoast Inc.; Comerica Inc.; Natixis Securities North America I
Name of Issuer:   Hercules Offshore Inc.
Title of Security:   HERO 7 1/8 04/17
Date of First Offering:   3/27/2012
Dollar Amount Purchased:   1,850,000
Number of Shares or Par Value of Bonds Purchased:   1,850,000
Price Per Unit:   100.000
Resolution Approved:     Expected to be approved at the June 14, 2012 Board
meeting.**


*   Resolution adopted at the Meeting of the Board of Trustees on February
16, 2012:
RESOLVED, that, in reliance upon the written report provided by Goldman Sachs Asset Management, L.P. (GSAM) to the Trustees, all purchases made during the calendar quarter ended December 31, 2011 by the Trust on behalf of its Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman, Sachs and Co. or any of its affiliates is a member of the syndicate, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended (the 1940 Act).
**   Resolution expected to be adopted at the Meeting of the Board of
Trustees on June 14, 2012:
RESOLVED, that, in reliance upon the written report provided by Goldman Sachs Asset Management, L.P. (GSAM) to the Trustees, all purchases made during the calendar quarter ended March 31, 2012 by the Trust on behalf of its Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman, Sachs and Co. or any of its affiliates is a member of the syndicate, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended (the 1940 Act).